EQ ADVISORS TRUST

SUPPLEMENT DATED FEBRUARY 28, 2007 TO THE PROSPECTUS DATED MAY 1, 2006

(Replaces and Supercedes Supplement dated December 11, 2006)

This Supplement updates certain information contained in the Prospectus, dated May 1, 2006, of EQ Advisors Trust, as supplemented (“Trust”), regarding certain Portfolios of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding

EQ/Small Company Growth Portfolio

EQ/Wells Fargo Montgomery Small Cap Portfolio

A shareholder meeting has been scheduled on or about May 24, 2007 at which shareholders of the EQ/Small Company Growth Portfolio and the EQ/Wells Fargo Montgomery Small Cap Portfolio (collectively, the “Small Company Growth Portfolios”) will vote on an Agreement and Plan of Reorganization (“Proposed Growth Merger”), which contemplates the transfer of all of the assets of the Small Company Growth Portfolios to the Multimanager Small Cap Growth Portfolio (“VIP Growth Portfolio”) of AXA Premier VIP Trust (“VIP Trust”) in exchange for the assumption by the VIP Growth Portfolio of all of the liabilities of the Small Company Growth Portfolios and Class A or Class B Shares of the VIP Growth Portfolio. The Trust’s Board of Trustees (“Board”) approved the Proposed Growth Merger at the November 29-30, 2006 meeting of the Board.

The VIP Growth Portfolio is a newly organized portfolio that seeks to achieve long-term growth of capital. The VIP Growth Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small capitalization companies. Small capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $200 million to $2 billion. Bear Stearns Asset Management, Inc., Eagle Asset Management, Inc. and Wells Capital Management, Inc. will continue to serve as the Advisers and manage allocated portions of the VIP Growth Portfolio. AXA Equitable Life Insurance Company (“AXA Equitable”), in its capacity as Investment Manager of the VIP Trust, will manage the assets of the VIP Growth Portfolio.

Subject to shareholder approval, the effective date of the Proposed Growth Merger in relation to the transfer of all of the assets of the EQ/Small Company Growth Portfolio to the VIP Growth Portfolio will be on or about May 25, 2007 and the effective date of the Proposed Growth Merger in relation to the transfer of all of the assets of the EQ/Wells Fargo Montgomery Small Cap Portfolio to the VIP Growth Portfolio will be on or about July 6, 2007. Until on or about May 25, 2007, however, you will be able to invest in the EQ/Small Company Growth Portfolio and until on or about July 6, 2007, you will be able to invest in the EQ/ Wells Fargo Montgomery Small Cap Portfolio. Accordingly, if you intend to so invest, you should read this Supplement to the Prospectus, together with the Trust’s Prospectus, dated May 1, 2006. Additional details about the Proposed Growth Merger will be sent to shareholders of the Small Company Growth Portfolios along with proxy materials in March 2007.

Information Regarding

EQ/Small Cap Value Portfolio

A shareholder meeting has been scheduled on or about May 24, 2007 at which shareholders of the EQ/Small Cap Value Portfolio (“Small Cap Value Portfolio”) will vote on an Agreement and Plan of Reorganization (“Proposed Value Merger”), which contemplates the transfer of all of the assets of the Small Cap Value Portfolio to the Multimanager Small Cap Value Portfolio (“VIP Value Portfolio”) of the VIP Trust in exchange for the assumption by the VIP Value Portfolio of all of the liabilities of the Small Value Portfolio and Class A or Class B Shares of the VIP Value Portfolio. The Board approved the Proposed Value Merger at the November 29-30, 2006 meeting of the Board.

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The VIP Value Portfolio is a newly organized portfolio that seeks to achieve long-term growth of capital. The VIP Value Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small capitalization companies. Small capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Value Index at the time of investment. The market capitalization of companies included in this index currently ranges from approximately $200 million to $2 billion. Franklin Advisory Services, LLC and Lazard Asset Management LLC will continue to serve as the Advisers and manage allocated portions of the VIP Value Portfolio. AXA Equitable, in its capacity as Investment Manager of the VIP Trust, will manage the assets of the VIP Value Portfolio.

Subject to shareholder approval, the effective date of the Proposed Value Merger will be on or about May 25, 2007. Until that date, however, you will be able to invest in the Small Cap Value Portfolio. Accordingly, if you intend to so invest, you should read this Supplement to the Prospectus, together with the Trust’s Prospectus, dated May 1, 2006. Additional details about the Proposed Value Merger will be sent to shareholders of the Small Cap Value Portfolio along with proxy materials in March 2007.

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